Loans to and Investments in Associated Companies	12 Months Ended
Nov. 30, 2019
Equity Method Investments and Joint Ventures [Abstract]
Loans to and Investments in Associated Companies	Loans to and Investments in Associated Companies
A summary of Loans to and investments in associated companies for the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017 accounted for under the equity method of accounting is as follows (in thousands):

	Loans to and investments in associated companies as of November 30, 2018	Income (losses) related to associated companies	Income (losses) related to Jefferies Group associated companies (1)	Contributions to (distributions from) associated companies, net	Other, including foreign exchange and unrealized gains (losses)	Loans to and investments in associated companies as of November 30, 2019

Jefferies Finance	$728,560	$—	$(1,286)	$(53,407)	$—	$673,867
Berkadia (2)	245,228	—	88,174	(65,045)	592	268,949
National Beef (3)	653,630	232,042	—	(300,248)	(585,424)	—
FXCM (4)	75,031	(8,212)	—	3,500	(96)	70,223
Linkem (5)	165,157	(27,956)	—	66,996	(9,350)	194,847
HomeFed (6)	337,542	7,902	—	—	(345,444)	—
Real estate associated companies (6)	87,074	(353)	—	(29,685)	198,273	255,309
Golden Queen (5) (7)	63,956	6,740	—	7,500	—	78,196
Other	61,154	(7,168)	(1,719)	58,432	867	111,566
Total	$2,417,332	$202,995	$85,169	$(311,957)	$(740,582)	$1,652,957

	Loans to and investments in associated companies as of December 31, 2017	Income (losses) related to associated companies	Income (losses) related to Jefferies Group associated companies (1)	Contributions to (distributions from) associated companies, net	Other, including foreign exchange and unrealized gains (losses)	Loans to and investments in associated companies as of November 30, 2018

Jefferies Finance	$655,467	$—	$59,138	$13,955	$—	$728,560
Berkadia (2)	210,594	80,092	20,001	(65,197)	(262)	245,228
National Beef (3)	—	110,049	—	(48,656)	592,237	653,630
FXCM (4)	158,856	(83,174)	—	—	(651)	75,031
Garcadia Companies (8)	179,143	21,646	—	(26,962)	(173,827)	—
Linkem	192,136	(20,534)	—	542	(6,987)	165,157
HomeFed	341,874	(4,332)	—	—	—	337,542
Real estate associated companies	123,010	11,288	—	(47,224)	—	87,074
Golden Queen (7)	105,005	(51,990)	—	10,941	—	63,956
Other	100,744	(6,022)	(5,477)	(18,275)	(9,816)	61,154
Total	$2,066,829	$57,023	$73,662	$(180,876)	$400,694	$2,417,332

	Loans to and investments in associated companies as of December 31, 2016	Income (losses) related to associated companies	Income (losses) related to Jefferies Group associated companies (1)	Contributions to (distributions from) associated companies, net	Other, including foreign exchange and unrealized gains (losses)	Loans to and investments in associated companies as of December 31, 2017

Jefferies Finance	$490,464	$—	$90,204	$74,799	$—	$655,467
Jefferies LoanCore (9)	154,731	—	22,368	(3,994)	(173,105)	—
Berkadia	184,443	93,801	—	(67,384)	(266)	210,594
FXCM (4)	336,258	(177,644)	—	—	242	158,856
Garcadia Companies	185,815	48,198	—	(54,870)	—	179,143
Linkem	154,000	(32,561)	—	31,996	38,701	192,136
HomeFed	302,231	7,725	—	31,918	—	341,874
Real estate associated companies (10) (11)	161,400	(6,224)	—	35,204	(67,370)	123,010
Golden Queen (7)	111,302	(7,733)	—	1,436	—	105,005
Other	44,454	(463)	(3,177)	31,837	28,093	100,744
Total	$2,125,098	$(74,901)	$109,395	$80,942	$(173,705)	$2,066,829

(1)	Primarily classified in Other revenues.

(2)	In the fourth quarter of 2018, we transferred our interest in Berkadia to Jefferies Group.

(3)
As discussed more fully in Notes 1 and 27, in June 2018, we completed the sale of 48% of National Beef to Marfrig, reducing our then ownership in National Beef to 31%. As of the closing of the sale on June 5, 2018, we deconsolidated our investment in National Beef and accounted for our remaining interest under the equity method of accounting. The carrying value of our retained 31% interest was adjusted to a fair value of $592.3 million on the date of sale. On November 29, 2019, we sold our remaining 31% equity interest in National Beef to Marfrig and other shareholders.

(4)
As further described in Note 5, our investment in FXCM includes both our equity method investment in FXCM and our term loan with FXCM. Our equity method investment is included as Loans to and investments in associated companies and our term loan is included as Trading assets, at fair value in the Consolidated Statements of Financial Condition.

(5)	Loans to and investments in associated companies at November 30, 2019 include loans and debt securities aggregating $70.2 million related to Linkem and Golden Queen.

(6)
As further described in Note 1, during the third quarter of 2019, we completed a merger with HomeFed by which we acquired the remaining common stock of HomeFed. From July 1, 2019, the results of HomeFed are reflected on a consolidated basis. From July 1, 2019, HomeFed's equity method investments are included in Real estate associated companies.

(7)	At November 30, 2019 and 2018, and December 31, 2017, the balance reflects $15.7 million, $15.1 million and $30.5 million, respectively, related to a noncontrolling interest.

(8)	As more fully discussed in Note 1, during the third quarter of 2018, we sold 100% of our equity interests in Garcadia and our associated real estate to our former partners, the Garff family.

(9)	On October 31, 2017, Jefferies Group sold all of its membership interests in Jefferies LoanCore for approximately $173.1 million.

(10)
On November 30, 2017, we sold our interest in the general partner of the 54 Madison fund and as a result no longer control the 54 Madison investment committee. We retained two of the four seats on the investment committee and continue to have significant influence over the fund. We therefore deconsolidated the 54 Madison fund and account for our interest under the equity method of accounting.

(11)	At December 31, 2016, the balance reflects $95.3 million related to noncontrolling interests.

Jefferies Finance

Through Jefferies Group, we own 50% of Jefferies Finance, our joint venture with Massachusetts Mutual Life Insurance Company ("MassMutual"). Jefferies Finance is a commercial finance company that structures, underwrites and syndicates primarily senior secured loans to corporate borrowers. Loans are originated primarily through the investment banking efforts of Jefferies Group. Jefferies Finance may also originate other debt products such as second lien term, bridge and mezzanine loans, as well as related equity co-investments. Jefferies Finance also purchases syndicated loans in the secondary market and acts as an investment adviser for various loan funds.

At November 30, 2019, Jefferies Group and MassMutual each had equity commitments to Jefferies Finance of $750.0 million. At November 30, 2019, approximately $643.7 million of Jefferies Group's commitment was funded. The investment commitment is scheduled to expire on March 1, 2020 with automatic one year extensions absent a 60-day termination notice by either party.
Jefferies Finance has executed a Secured Revolving Credit Facility with Jefferies Group and MassMutual, to be funded equally, to support loan underwritings by Jefferies Finance, which bears interest based on the interest rates of the related Jefferies Finance underwritten loans and is secured by the underlying loans funded by the proceeds of the facility. The total Secured Revolving Credit Facility is a committed amount of $500.0 million at November 30, 2019 and 2018. Advances are shared equally between Jefferies Group and MassMutual. The facility is scheduled to mature on March 1, 2020 with automatic one year extensions absent a 60-day termination notice by either party. At November 30, 2019 and 2018, none of Jefferies Group's $250.0 million commitment was funded. Jefferies Group recognized interest income and unfunded commitment fees related to the facility of $1.3 million, $2.4 million and $3.9 million during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively.
Jefferies Group engages in debt underwriting transactions with Jefferies Finance related to the originations and syndications of loans by Jefferies Finance. In connection with such services, we earned fees of $176.3 million, $377.7 million and $327.9 million during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively, which are recognized in Investment banking revenues in the Consolidated Statements of Operations. In addition, we paid fees to Jefferies Finance in respect of certain loans originated by Jefferies Finance of $27.6 million, $56.6 million and $2.4 million during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively, which are recognized within Selling, general and other expenses in the Consolidated Statements of Operations.
Jefferies Group acts as a placement agent for CLOs managed by Jefferies Finance, for which we recognized fees of $6.0 million, $3.7 million and $6.1 million during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively, which are included in Investment banking revenues in the Consolidated Statements of Operations. At November 30, 2019 and 2018, we held securities issued by CLOs managed by Jefferies Finance, which are included in Trading assets. Additionally, we have entered into participation agreements and derivative contracts with Jefferies Finance based upon certain securities issued by CLOs. Gains (losses) related to the derivative contracts were not material.
Jefferies Group acted as underwriter in connection with terms loans issued by Jefferies Finance. Underwriting fees charged to Jefferies Finance were not material during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017. Under a service agreement, we charged Jefferies Finance $60.8 million, $61.7 million and $50.7 million for services provided during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively.
At November 30, 2019, we had a receivable from Jefferies Finance, included within Other assets in the Consolidated Statement of Financial Condition of $17.2 million and a payable to Jefferies Finance, included in Payables, expense accruals and other liabilities in the Consolidated Statement of Financial Condition of $31.3 million. At November 30, 2018, we had a receivable from Jefferies Finance, included within Other assets in the Consolidated Statement of Financial Condition of $35.2 million and a payable to Jefferies Finance, related to cash deposited with us, included in Payables, expense accruals and other liabilities in the Consolidated Statement of Financial Condition of $14.1 million.
Jefferies Group enters into OTC foreign exchange contracts with Jefferies Finance. In connection with these contracts we had $4.7 million recorded in Payables, expense accruals and other liabilities and $0.2 million recorded in Trading liabilities in the Consolidated Statement of Financial Condition at November 30, 2019 and $0.2 million recorded in Payables, expense accruals and other liabilities and $0.4 million recorded in Trading liabilities in the Consolidated Statement of Financial Condition at November 30, 2018.

On March 28, 2019, Jefferies Group entered into a promissory note with Jefferies Finance with a principal amount of $1.0 billion, the proceeds of which were used in connection with our investment banking loan syndication activities. Jefferies Group repaid Jefferies Finance the entire outstanding principal amount of this note on May 15, 2019. Interest paid on the note of $3.8 million is included in Interest expense of Jefferies Group within the Consolidated Statements of Operations.

During the twelve months ended November 30, 2019, we purchased a third-party loan from Jefferies Finance in the amount of $65.3 million. Such amount is included in Trading assets in the Consolidated Statement of Financial Condition at November 30, 2019.
Jefferies LoanCore
Jefferies LoanCore, LLC ("Jefferies LoanCore"), a commercial real estate finance company and a joint venture with the Government of Singapore Investment Corporation, the Canada Pension Plan Investment Board and LoanCore, LLC, originates and purchases commercial real estate loans throughout the U.S. and Europe. On October 31, 2017, we sold all of our membership interests (which constituted a 48.5% voting interest) in Jefferies LoanCore for approximately $173.1 million, the estimated book value as of October 31, 2017. In addition, we may be entitled to additional cash consideration over the next three years in the event Jefferies LoanCore's yearly return on equity exceeds certain thresholds.
Berkadia
Berkadia is a commercial mortgage banking and servicing joint venture that was formed in 2009 with Berkshire Hathaway Inc. We and Berkshire Hathaway each contributed $217.2 million of equity capital to the joint venture and each have a 50% membership interest in Berkadia. We are entitled to receive 45% of the profits. Berkadia originates commercial/multifamily real estate loans that are sold to U.S. government agencies, and originates and brokers commercial/multifamily mortgage loans which are not part of government agency programs. Berkadia is an investment sales adviser focused on the multifamily industry. Berkadia is a servicer of commercial real estate loans in the U.S., performing primary, master and special servicing functions for U.S. government agency programs, commercial mortgage-backed securities transactions, banks, insurance companies and other financial institutions.
Berkadia uses all of the proceeds from the commercial paper sales of an affiliate of Berkadia to fund new mortgage loans, servicer advances, investments and other working capital requirements. Repayment of the commercial paper is supported by a $1.5 billion surety policy issued by a Berkshire Hathaway insurance subsidiary and corporate guaranty, and we have agreed to reimburse Berkshire Hathaway for one-half of any losses incurred thereunder. As of November 30, 2019, the aggregate amount of commercial paper outstanding was $1.47 billion.
National Beef

National Beef processes and markets fresh and chilled boxed beef, ground beef, beef by-products, consumer-ready beef and pork, and wet blue leather for domestic and international markets. As discussed in Notes 1 and 27, on June 5, 2018, we completed the sale of 48% of National Beef to Marfrig, reducing our then ownership in National Beef to 31%. As of the closing of the sale on June 5, 2018, we deconsolidated our investment in National Beef and accounted for our remaining interest under the equity method of accounting.

As required as a result of the deconsolidation of National Beef, we adjusted the carrying value of our retained 31% interest in National Beef to fair value. The fair value of our retained 31% interest in National Beef of $592.3 million was based on the implied equity value of 100% of National Beef from the transaction with Marfrig. The transaction with Marfrig was based on a $1.9 billion equity valuation and a $2.3 billion enterprise valuation for 100% of National Beef.

On November 29, 2019, we sold our remaining 31% equity interest in National Beef to Marfrig and other shareholders. We received a total of $970.0 million in cash, including $790.6 million of proceeds and $179.4 million from final distributions from National Beef around the time of the sale. The pre-tax gain recognized as a result of this transaction, $205.0 million for the twelve months ended November 30, 2019, is classified as Other revenue. As of November 30, 2019, we no longer hold an equity interest in National Beef.

FXCM

As discussed more fully in Note 5, at November 30, 2019, Jefferies has a 50% voting interest in FXCM and a senior secured term loan to FXCM due February 15, 2021. On September 1, 2016, we gained the ability to significantly influence FXCM through our seats on the board of directors. As a result, we classify our equity investment in FXCM in the Consolidated Statements of Financial Condition as Loans to and investments in associated companies. Our term loan remains classified within Trading assets, at fair value. We account for our equity interest in FXCM on a one month lag. We are amortizing our basis difference between the estimated fair value and the underlying book value of FXCM customer relationships, technology, trade name, leases and long-term debt over their respective useful lives (weighted average life of 11 years).

During February 2017, Global Brokerage Holdings and FXCM's U.S. subsidiary, Forex Capital Markets LLC ("FXCM U.S.") settled complaints filed by the National Futures Association and the Commodity Futures Trading Commission ("CFTC") against FXCM U.S. and certain of its principals relating to matters that occurred between 2010 and 2014. As part of the settlements, FXCM U.S. withdrew from business and sold FXCM U.S.'s customer accounts. Based on the above actions, we evaluated in the first quarter of 2017 whether our equity method investment was fully recoverable. We engaged an independent valuation firm to assist management in estimating the fair value of FXCM. Our estimate of fair value was based on a discounted cash flow and comparable public company analysis. The result of our analysis indicated that the estimated fair value of our equity interest in FXCM was lower than our carrying value by $130.2 million. We concluded based on the regulatory actions, FXCM's restructuring plan, investor perception and declines in the trading price of Global Brokerage's common shares and convertible debt, that the decline in fair value of our equity interest was other than temporary. As such, we impaired our equity investment in FXCM in the first quarter of 2017 by $130.2 million, which was recorded in Income (loss) related to associated companies.
During the fourth quarter of 2018, we recorded an additional impairment charge of $62.1 million related to the equity component of our investment in FXCM, which is based on updated expectations that had been impacted by the then revised regulations of the European Securities Market Authority and dampened operating results. Based on the updated projections, we evaluated in the fourth quarter of 2018 whether our equity method investment was fully recoverable. We engaged an independent valuation firm to assist management in estimating the fair value of FXCM. Our estimate of fair value was based on a discounted cash flow analysis. The result of our analysis indicated that the estimated fair value of our equity interest in FXCM was lower than our carrying value by $62.1 million. We concluded that based on the decline in projections and the adverse effects of the European regulations, that the decline in fair value of our equity interest was other than temporary. As a result, we impaired our equity investment in FXCM in the fourth quarter of 2018 by $62.1 million, which was recorded in Income (loss) related to associated companies.
FXCM is considered a VIE and our term loan and equity interest are variable interests. We have determined that we are not the primary beneficiary of FXCM because we do not have the power to direct the activities that most significantly impact FXCM's performance. Therefore, we do not consolidate FXCM.
Garcadia
Garcadia was a joint venture between us and Garff Enterprises, Inc. ("Garff") that owned and operated automobile dealerships comprised of domestic and foreign automobile makers. In the third quarter of 2018, we sold 100% of our equity interests in Garcadia and our associated real estate to our former partners, the Garff family, for $417.2 million in cash. The pre-tax gain recognized as a result of this transaction, $221.7 million for the eleven months ended November 30, 2018, is classified as Other revenue.
Linkem
We own approximately 42% of the common shares of Linkem, the largest fixed wireless broadband services provider in Italy. In addition, we own convertible preferred stock, which is automatically convertible to common shares in 2022. If all of our convertible preferred stock was converted, it would increase our ownership to approximately 54% of Linkem's common equity at November 30, 2019. We have approximately 48% of the total voting securities of Linkem. Additionally, we have made shareholder loans to Linkem with principal outstanding of $58.1 million at November 30, 2019. These shareholder loans bear interest at 5% per annum and are due June 30, 2024.We account for our equity interest in Linkem on a two month lag.
HomeFed
Through June 30,2019, we owned an approximate 70% equity interest in HomeFed's outstanding common shares; however, we had contractually agreed to limit our voting rights such that we would not be able to vote more than 45% of HomeFed's total voting securities voting on any matter, assuming all HomeFed shares not owned by us are voted. HomeFed develops and owns residential and mixed-use real estate properties. HomeFed was a public company traded on the Over-the-Counter Bulletin Board (Symbol: HOFD). As a result of a 1998 distribution to all of our shareholders, approximately 5% of HomeFed was beneficially owned by our Chairman at June 30, 2019. Three of our executives served on the board of directors of HomeFed, including our Chairman who served as HomeFed's Chairman, and our President. Since we did not control HomeFed, our investment in HomeFed was accounted for under the equity method as an investment in an associated company. We accounted for our equity interest in HomeFed on a two month lag.
On July 1, 2019, we completed a merger with HomeFed by which we acquired the remaining common stock of HomeFed. From July 1, 2019, the results of HomeFed are reflected on a consolidated basis. In connection with the merger, HomeFed stockholders received two shares of our common stock for each share of HomeFed common stock. A total of 9.3 million shares were issued.
Real Estate Associated Companies

Real estate equity method investments primarily consist of HomeFed's interests in Brooklyn Renaissance Plaza and Hotel and RedSky JZ Fulton Investors, and 54 Madison. These equity interests are accounted for on a two month lag.

Brooklyn Renaissance Plaza is comprised of a hotel operated by Marriott, an office building complex and a parking garage located in Brooklyn, New York. HomeFed owns a 25.8% equity interest in the hotel and a 61.25% equity interest in the office building and garage. Although HomeFed has a majority interest in the office building and garage, it does not have control, but only has the ability to exercise significant influence on this investment. As such, HomeFed accounts for the office building and garage under the equity method of accounting. We are amortizing our basis difference between the estimated fair value and the underlying book value of Brooklyn Renaissance Plaza over the respective useful lives (weighted average life of 38 years).

HomeFed has a 49% membership interest in a joint venture partnership with RedSky JZ Fulton Holdings, LLC, formed for the acquisition and possible redevelopment of a development site located on the Fulton Mall corridor in Downtown Brooklyn, New York. The property consists of 15 separate tax lots, divided into two premier development sites which may be redeveloped with buildings consisting of up to 540,000 square feet of floor area development rights.

We own approximately 48.1% of 54 Madison, a fund that seeks long-term capital appreciation through investment in real estate development and similar projects. Prior to November 30, 2017, we consolidated 54 Madison as a result of our control of the 54 Madison investment committee. 54 Madison invests both in projects which they consolidate and projects where they have significant influence and utilize the equity method of accounting. Based on total committed capital of the 54 Madison fund, all projects of this fund have already been identified and launched. On November 30, 2017, we sold our interest in the general partner of the 54 Madison fund and as a result no longer control the 54 Madison investment committee. We retained two of the four seats on the 54 Madison investment committee and continue to have significant influence over the fund, including a number of protective rights such as the right to block material investments, divestitures and changes outside of agreed upon parameters. We therefore deconsolidated the 54 Madison fund on November 30, 2017 and account for our interest under the equity method of accounting.
Golden Queen Mining Company
Since 2014, we invested $93.0 million, net in cash in a limited liability company (Gauss LLC) to partner with the Clay family and Golden Queen Mining Co. Ltd., to jointly fund, develop and operate the Soledad Mountain gold and silver mine project. Previously 100% owned by Golden Queen Mining Co. Ltd., the project is a fully-permitted, open pit, heap leach gold and silver project located in Kern County, California, which commenced gold and silver production in March 2016. In exchange for a noncontrolling ownership interest in Gauss LLC, the Clay family contributed $34.5 million, net in cash. Gauss LLC invested both our and the Clay family's net contributions totaling $127.5 million to the joint venture, Golden Queen, in exchange for a 50% ownership interest. Golden Queen Mining Co. Ltd. contributed the Soledad Mountain project to the joint venture in exchange for the other 50% interest. We account for our interest in Golden Queen on a two month lag.
As a result of our consolidating Gauss LLC, our Loans to and investments in associated companies reflects Gauss LLC's net investment of $127.5 million in the joint venture, which includes both the amount we contributed and the amount contributed by the Clay family.
In the third quarter of 2018, Golden Queen completed an updated mine plan and financial projections reflecting lower grades of gold as well as a decrease in the market price of gold. As a result of lower projected cash flows, we engaged an independent valuation firm to assist management in estimating the fair value of our equity investment in Golden Queen. Our estimate of fair value was based on a discounted cash flow analysis. The result of our analysis indicated that the estimated fair value of our equity interest in Golden Queen was lower than our prior carrying value by $47.9 million. We concluded based on lower projected cash flows and a decline in the market price of gold that the decline in fair value of our equity interest was other than temporary. As such, an impairment charge of $47.9 million was recorded in Income (loss) related to associated companies in the eleven months ended November 30, 2018.
Other
The following table provides summarized data for our equity method investments as of November 30, 2019 and 2018 and for the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017 (in thousands):

	November 30, 2019	November 30, 2018

Assets	$14,699,672	$17,050,564
Liabilities	10,146,142	11,752,273
Noncontrolling interest	209,518	154,963

	Twelve Months Ended November 30, 2019	Eleven Months Ended November 30, 2018	Twelve Months Ended December 31, 2017

Revenues	$10,589,489	$7,694,612	$4,883,063
Income from continuing operations before extraordinary items	732,575	852,649	503,489
Net income	749,649	798,615	438,881
The Company's income related to associated companies	248,693	130,685	34,494

Except for our investment in Berkadia and Jefferies Finance, we have not provided any guarantees, nor are we contingently liable for any of the liabilities reflected in the above table. All such liabilities are non-recourse to us. Our exposure to adverse events at the investee companies is limited to the book value of our investment. See Note 23 for further discussion of these guarantees.
Included in consolidated retained earnings at November 30, 2019 is approximately $180.8 million of undistributed earnings of the associated companies accounted for under the equity method of accounting.